SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2006
CSX CORPORATION
(Exact name of registrant as specified in its charter)
Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971

(Commission	(I.R.S. Employer
File No.)	Identification No.)
500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code:
(904) 359-3200
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     CSX Corporation issued a press release and its quarterly Flash document on financial and operating results for the fourth quarter ended December 30, 2005. A copy of the press release is attached as Exhibit 99.1 and a copy of the Flash document is attached as Exhibit 99.2, each of which is incorporated by reference herein. These documents are available on the Company’s website, www.csx.com.

ITEM 9.01.	EXHIBITS
(c)	The following exhibits are being furnished herewith:
99.1	Press Release as of January 24, 2006 from CSX Corporation

99.2	Quarterly Flash Document
Signature
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION
By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore
Vice President and Controller (Principal Accounting Officer)

Date: January 24, 2006